                                                                   EXHIBIT 99.2



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                     PACIFIC CENTURY FINANCIAL CORPORATION




                          EXHIBIT TO CURRENT REPORT ON
                         FORM 8-K DATED April 23, 2001

                                  NEWS RELEASE

                                  [LETTERHEAD]


               PACIFIC CENTURY FINANCIAL CORPORATION NEW STRATEGY
                          TO FOCUS ON HAWAII OPERATIONS

                          WILL DIVEST NON-CORE HOLDINGS

                              FOR IMMEDIATE RELEASE

         HONOLULU, HI (April 23, 2001) - Pacific Century Financial Corporation
(PCFC) today announced its new corporate strategic plan designed to maximize shareholder value by strengthening its Hawaii and West Pacific operations and divesting non-core holdings.

         Michael E. O'Neill, PCFC and Bank of Hawaii Chairman and CEO, said, "The new strategy focuses on building on strengths in the company's core markets. We will be directing our efforts at three key business units: retail banking, commercial banking, and financial services." The company also plans to seek approval next year to change the parent company name from Pacific Century Financial Corporation to Bank of Hawaii Corporation.

         The new plan, which goes into effect immediately and extends through 2003, is the result of an intensive and detailed four-month strategic assessment process, during which the company made the decision to divest or wind down its holdings in California, most of the South Pacific and Asia. It will retain operations in Hawaii, the West Pacific, American Samoa and Japan, as well as an office in Arizona for its leasing operations and technology support.

         O'Neill said, "The decision to divest, while necessary, was certainly difficult since the company has served these regions for many years and has strong historical ties."

         He explained, "Although financial projections for these businesses forecast improvement, current and expected returns were insufficient when compared to those in Hawaii and the West Pacific. These lines of business were not creating value for our shareholders."

         The plan calls for the divestiture program to be completed by the end of 2001. PCFC and Bank of Hawaii President Richard Dahl will oversee all divestiture-related activities.

                                    -more-
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PCFC NEW STRATEGY
PAGE 2

         Approximately 1,000 employees work throughout the impacted divisions. However, it is anticipated that many of them could continue employment under new owners. The impact on Hawaii-based employees is expected to be minimal.

         Successful implementation of the planned changes will have a significant potential impact on the company's profitability and the return to its shareholders. The charts attached to this release show the projected effect through 2003. In addition, implementation as planned will reduce the economic capital required to run the company by nearly half. This will result in approximately $800 million in capital that will need to either be reinvested or returned to shareholders.

         In our core markets, our major focus will be toward building deeper and broader relationships with existing customers and increasing the share of financial products and services provided. This will be done while maintaining a focus on efficiency and expense management.

         RETAIL BANKING: Bank of Hawaii's retail banking franchise and market share in Hawaii, the West Pacific and American Samoa are key strengths of the company. All locations are U.S. dollar-based with similar products and services and operating under traditional U.S. legal systems.

         "We see tremendous opportunity for growth in our core markets," O'Neill said. "We've always been exceptionally strong in traditional banking - checking and savings accounts and loans. But today we define financial services much more broadly. People are looking for someone to help with insurance, investments such as mutual funds and stocks, trust services, financial planning, and other needs. When you combine all of those needs, we probably have less than 10 percent market penetration. We think we can at least double that. In addition, we're paying close attention to taking care of customers at all levels, whether they're in the branch, on-line or on the phone."

                  COMMERCIAL BANKING: Commercial banking is a core strength for the bank. O'Neill described the strategy as "improving credit quality while expanding our strong market share of high-value relationships in Hawaii and the West Pacific." He said Bank of Hawaii enjoys a solid reputation and has excellent market coverage and the expertise and products that commercial customers want and need.

         FINANCIAL SERVICES GROUP: Bank of Hawaii has long been a leader in private banking, trust and asset management. The growth strategy for this group is to expand the client base through integration with other areas of the bank and to deepen relationships with existing customers. This will include offering new investment products and lines of insurance.

         To ensure the proper oversight of the new organizational structure, the Managing Committee members and their respective responsibilities have been changed. Richard Dahl remains as President with responsibility for implementing the divestiture plan. In addition to Dahl, the Managing Committee will consist of seven vice chairs reporting directly to the Chairman and CEO.

                                    -more-

                                       2
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PCFC NEW STRATEGY
PAGE 3

They are: Alton Kuioka (Commercial Banking); David Thomas (Retail Banking - will join in mid-June 2001); Walter Laskey (Financial Services); Allan Landon (Finance); William Nelson (Risk Management); Mary Carryer (Technology / Operations / Procurement / Premises); and Neal Hocklander (Human Resources). Also reporting to O'Neill are Lori McCarney (Marketing and Communications) and Joe Kiefer (General Counsel).

         O'Neill said the new management team represents a combination of strengths that will help ensure the company achieves its goals. "Having a flatter organization and broader span of control allows for increased efficiency in decision making."

         He said, "We believe our new Hawaii-focused strategy is going to be good for customers and shareholders. We will also continue our practice of being a responsible corporate citizen, providing generously to worthy charitable causes, and being meaningfully involved in community activities. We're doing tangible things that are going to provide tangible results."

         The company will review first quarter 2001 earnings and the results of its strategic assessment process at a presentation in New York today at 8:00 a.m. ET. The presentation will be accessible via teleconference as well as through the investor relations link of PCFC's web site, www.boh.com. The conference call number is (800) 230-1096 or for international locations call
(612) 332-0720. A replay will be available at 12 noon ET on Monday, April 23, 2001 by calling (800) 475-6701 (USA) or (320) 365-3844 (International) and
entering the number 577584 when prompted. A replay of the presentation will be available at 12 noon ET, Monday, April 23, 2001 on PCFC's web site.

         Pacific Century Financial Corporation is a regional financial services company with locations throughout the Pacific region. Pacific Century and its subsidiaries provide varied financial services to businesses, governments and consumers in four principal markets: Hawaii and the West Pacific, South Pacific, Asia and selected markets on the U.S. Mainland. Pacific Century's principal subsidiary, Bank of Hawaii, is the largest commercial bank in the state of Hawaii.

         This news release contains forward-looking statements. All statements in this news release that address events or developments that we anticipate may occur in the future are forward-looking statements. We believe the assumptions underlying our forward-looking statements are reasonable. However, any of the assumptions could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons including, but not limited to: we may not complete implementation of the restructuring plan within expected financial and time estimates; our credit markets may deteriorate; our credit quality initiatives may fall short of our goals; we may not achieve the expense reductions we expect; we may not be able to maintain our net interest margin; we may not be able to implement our proposed equity repurchases in the amount or at the times planned; our restructuring may cause unanticipated organizational disruptions; customer acceptance of our business as restructured may be less than expected; there may be economic or political volatility in the markets we serve; and there may be changes in business and economic conditions, competition, fiscal and monetary policies or legislation. We do not undertake any obligation to update any forward-looking statements to reflect later events or circumstances.

                                    -more-

                                       3
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PCFC NEW STRATEGY
PAGE 4


                                      PCFC STRATEGY SUMMARY

-------------------------------------------------------------------------------------------------------------
                                          FROM 2001                                 TO 2003
-------------------------------------------------------------------------------------------------------------
NAME                        Pacific Century Financial Corporation         Bank of Hawaii Corporation

-------------------------------------------------------------------------------------------------------------
MISSION                              Bank of the Pacific            Maximize shareholder value over time by
                                                                       exceeding customers' expectations

-------------------------------------------------------------------------------------------------------------
FOOTPRINT                    6 Asian countries; 6 South Pacific    Hawaii, West Pacific, American Samoa,
                              locations; West Pacific; Hawaii;     Japan, and Arizona (leasing)
                                California; Arizona, New York
-------------------------------------------------------------------------------------------------------------
ORGANIZATIONAL FOCUS           Business strategy by geographic     Retail, Commercial and Financial Services
                                           market
-------------------------------------------------------------------------------------------------------------
EMPLOYEES                                   4,166                             Approximately 3,070

-------------------------------------------------------------------------------------------------------------
BRANDING                               Multiple brands                          Bank of Hawaii

-------------------------------------------------------------------------------------------------------------
COMMUNITY REINVESTMENT                   Outstanding                              Outstanding
ACT RATING

-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                             $14 billion                       Approximately $9 billion

-------------------------------------------------------------------------------------------------------------
CORE NET INCOME                      $119 million (+/- 2%)                     $131 million (+/- 2%)

-------------------------------------------------------------------------------------------------------------
CORE EPS DILUTED                        $1.51 (+/- 2%)                            $2.51 (+/- 2%)

-------------------------------------------------------------------------------------------------------------
RETURN ON EQUITY                          9% - 10%                                    17%

-------------------------------------------------------------------------------------------------------------

                                      ###

                           THE STRATEGIC ACTION PLAN
                        TOTAL BUSINESS FORECAST FOR 2001
                         (PROJECTION PLUS OR MINUS 2%)

                                                      Actual              Forecast
($millions)                                            1Q01             Full Year 2001
                                                     -----------------------------------
Total Revenue                                          $199                 $702
Total Expense                                           132                  453
                                                     -----------------------------------
  Operating Income                                       67                  249
Credit Provision                                         16                   56
                                                     -----------------------------------
  Pretax Income                                          51                  193
Provision for Taxes                                      20                   74
  Core Net Income                                      $ 31                 $119
                                                     ===================================
Significant Items                                      $  3
                                                     --------

Core EPS - Diluted                                     $0.38                $1.51


                                     THE STRATEGIC ACTION PLAN
                               DIVESTED BUSINESSES FORECAST FOR 2001
                                   (PROJECTION PLUS OR MINUS 2%)

                                                      Actual              Forecast
($millions)                                            1Q01              Full Year 2001
                                                    -------------------------------------
Total Revenue                                          $ 51                 $121
Total Expense                                            35                   80
                                                    -------------------------------------
  Operating Income                                       16                   41
Credit Provision                                          4                   11
                                                    -------------------------------------
  Pretax Income                                          12                   30
Provision for Taxes                                       5                   13
                                                    -------------------------------------
  Core Net Income                                      $  7                 $ 17
                                                    =====================================

Core EPS - Diluted                                     $0.09                $0.22


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                                        THE STRATEGIC ACTION PLAN
                                 CONTINUING BUSINESSES FORECAST FOR 2001
                                      (PROJECTION PLUS OR MINUS 2%)

                                                      Actual             Forecast
($millions)                                            1Q01           Full Year 2001
                                                    ----------------------------------
Total Revenue                                          $148                 $581
Total Expense                                            97                  373
                                                    ----------------------------------
  Operating Income                                       51                  208
Credit Provision                                         12                   45
                                                    ----------------------------------
  Pretax Income                                          39                  163
Provision for Taxes                                      15                   61
                                                    ----------------------------------
  Core Net Income                                      $ 24                 $102
                                                    ==================================

Core EPS - Diluted                                     $0.29                $1.29


                          THE STRATEGIC ACTION PLAN
                          FORECAST FOR 2002 - 2003
                        (PROJECTION PLUS OR MINUS 2%)

                                                     Forecast             Forecast
($millions)                                            2002                 2003
                                                   ----------------------------------
Total Revenue                                          $597                 $619
Total Expense                                           369                  376
                                                   ----------------------------------
  Operating Income                                      228                  243
Credit Provision                                         36                   30
                                                   ----------------------------------
  Pretax Income                                         192                  213
Provision for Taxes                                      73                   82
                                                   ----------------------------------
  Net Income                                           $119                 $131
                                                   ==================================

EPS - Diluted                                          $2.19                $2.51


                                        2001 STRATEGIC ACTION PLAN
                                           BALANCE SHEET TRENDS


ASSETS ($millions)                         2000            2003           CHANGE
-------------------------------------------------------------------------------------
Business Dispositions                     2,800             100          (2,700)
-------------------------------------------------------------------------------------
Credit Concentrations:
-------------------------------------------------------------------------------------
   Corporate Banking                      1,130             440            (690)
-------------------------------------------------------------------------------------
   Commercial Real Estate                   740             500            (240)
-------------------------------------------------------------------------------------
   Hawaii Commercial Banking                670             590             (80)
-------------------------------------------------------------------------------------
Mortgage Portfolio                        2,620           1,670            (950)
-------------------------------------------------------------------------------------
Securities Portfolio                      2,940           2,200            (740)
-------------------------------------------------------------------------------------
All Other Lines of Business               3,160           3,200              40
-------------------------------------------------------------------------------------
TOTAL ASSETS                             14,060           8,700          (5,360)


                            THE STRATEGIC ACTION PLAN

             2001                                     2002                              2003
             ----                                     ----                              ----

===============================================================================================================
o       Restructure/Clean-up            o       Clearly See Benefits        o      Steady State
o       Assets $11 - 12 Billion         o       Assets $8 - 9 Billion       o      Assets $8 - 9 Billion
o       Capital Targets                 o       Capital Targets             o      Capital Targets
        -leverage 8 - 9%                        -leverage 9 - 10%                  -leverage 10%
        -Tier 1 11 - 12%                        -Tier 1 12%                        -Tier 1 12 -13%
o       Financial Targets               o       Financial Targets           o      Financial Targets
        -EPS $1.51 (+/- 2%)                     -EPS $2.19 (+/- 2%)                -EPS $2.51 (+/- 2%)
        -ROE 9 - 10%                            -ROE 15%                           -ROE 17%
        -ROA over 1%                            -ROA over 1.3%                     -ROA over 1.5%




===============================================================================================================
